Exhibit 99.2

ESSEX

PROPERTY TRUST, INC.

Third Quarter 2014

Earnings Release & Supplemental Financial Information

PARAGON

Paragon

San Jose, CA

301 Units

Acquired in July 2014

Investor Relations Contact:
Barb Pak
Director of Investor Relations
(650) 494-3700

Essex Property Trust, Inc.
925 East Meadow Drive
Palo Alto, CA 94303
(650) 494-3700

Q3 2014 Supplemental

E S S E X  P R O P E R T Y  T R U S T,  I N C.

Consolidated Operating Results	Three Months Ended		Nine Months Ended
(Dollars in thousands, except share and per share amounts)	September 30,		September 30,
	2014	2013	2014	2013

Revenues:
Rental and other property	$268,118	$152,177	$683,749	$446,017
Management and other fees	2,361	1,771	6,856	5,812
	270,479	153,948	690,605	451,829

Expenses:
Property operating	87,668	50,322	222,862	144,943
Depreciation	102,184	48,227	254,211	142,687
General and administrative	11,479	6,263	28,621	19,852
Merger and integration expenses	3,857	-	46,413	-
Acquisition and disposition costs	51	237	1,555	792
	205,239	105,049	553,662	308,274
Earnings from operations	65,240	48,899	136,943	143,555

Interest expense	(45,830)	(29,192)	(117,021)	(86,661)
Interest and other income	2,992	2,387	8,685	9,326
Equity income from co-investments	4,910	40,802	21,065	52,295
(Loss) gain on early retirement of debt	-	(178)	-	846
Gain on sale of real estate and land	31,372	-	39,640	1,503
Income before discontinued operations	58,684	62,718	89,312	120,864
Income from discontinued operations	-	13,157	-	14,289
Net income	58,684	75,875	89,312	135,153
Net income attributable to noncontrolling interest	(3,720)	(5,719)	(8,971)	(12,112)
Net income attributable to controlling interest	54,964	70,156	80,341	123,041
Dividends to preferred stockholders	(1,296)	(1,368)	(3,977)	(4,104)
Net income available to common stockholders	$53,668	$68,788	$76,364	$118,937

Net income per share - basic	$0.85	$1.84	$1.41	$3.20

Shares used in income per share - basic	62,892,601	37,320,562	54,250,104	37,206,895

Net income per share - diluted	$0.85	$1.84	$1.40	$3.19

Shares used in income per share - diluted	63,069,772	37,436,983	54,443,227	37,295,691

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T,  I N C.

Consolidated Operating Results	Three Months Ended		Nine Months Ended
Selected Line Item Detail	September 30,		September 30,
(Dollars in thousands)	2014	2013	2014	2013

Rental and other property
Rental	$250,303	$141,620	$636,218	$415,878
Other property	17,815	10,557	47,531	30,139
Rental and other property	$268,118	$152,177	$683,749	$446,017

Property operating expenses
Real estate taxes	$31,768	$14,535	$77,452	$42,773
Administrative and insurance	18,920	12,327	49,985	34,353
Maintenance and repairs	15,812	10,438	41,774	30,186
Utilities	16,052	9,710	40,059	27,775
Property management	5,116	3,312	13,592	9,856
Property operating expenses	$87,668	$50,322	$222,862	$144,943

Interest and other income
Marketable securities and other interest income	$2,951	$2,346	$7,676	$5,833
Notes receivable	41	41	123	882
Gain from sale of marketable securities and note prepayment	-	-	886	2,611
Interest and other income	$2,992	$2,387	$8,685	$9,326

Equity income from co-investments
Equity income from co-investments	$535	$277	$1,578	$822
Income from preferred equity investments	4,375	3,727	11,372	11,363
Gain on sale of co-investment	-	36,386	3,211	38,752
Co-investment promote income	-	-	4,904	-
Income from early redemption of preferred equity investments	-	412	-	1,358
Equity income from co-investments	$4,910	$40,802	$21,065	$52,295

Noncontrolling interest
Limited partners of Essex Portfolio, L.P.	$1,816	$3,989	$3,442	$7,037
DownREIT limited partners' distributions	1,208	1,148	3,563	3,492
Third-party ownership interest	696	582	1,966	1,583
Noncontrolling interest	$3,720	$5,719	$8,971	$12,112

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T,  I N C.

Consolidated Funds From Operations
(Dollars in thousands, except share and per share amounts)	Three Months Ended September 30,			Nine Months Ended September 30,
	2014	2013	% Change	2014	2013	% Change

Funds from operations
Net income available to common stockholders	$53,668	$68,788		$76,364	$118,937
Adjustments:
Depreciation	102,184	48,487		254,211	143,662
Gains not included in FFO, net of internal disposition costs	(31,372)	(49,044)		(41,664)	(51,410)
Depreciation add back from unconsolidated co-investments	9,986	3,723		23,060	11,342
Noncontrolling interest related to Operating Partnership units	1,816	3,989		3,442	7,037
Depreciation attributable to third party ownership	(335)	(327)		(996)	(981)
Funds from operations	$135,947	$75,616		$314,417	$228,587
FFO per share-diluted	$2.08	$1.91	9.1%	$5.55	$5.79	-4.2%

Components of the change in FFO
Non-core items:
Merger and integration expenses	$3,857	-		$46,413	-
Cyber intrusion expenses	1,249	-		1,249	-
Acquisition and disposition costs	51	237		768	792
Gain on sale of marketable securities and note prepayment	-	-		(886)	(2,611)
Gain on sale of land	-	-		(400)	(1,503)
Utility reimbursement income accrual	-	-		(1,807)	-
Earthquake related and other	-	-		1,571	-
Loss on early retirement of debt add back from unconsolidated co-investments	-	-		197	-
Loss (gain) on early retirement of debt	-	178		-	(846)
Acquisition fee income	-	-		(500)	-
Co-investment promote income	-	-		(4,904)	-
Income from early redemption of preferred equity investments	-	(412)		-	(1,358)
Core funds from operations	141,104	75,619		356,118	223,061
Core FFO per share-diluted	$2.16	$1.91	13.2%	$6.28	$5.65	11.1%

Changes in core items:
Same-property NOI	$8,963			$25,137
Non-same property NOI	69,632			134,440
Management and other fees, net	590			544
Equity income from co-investments	7,169			12,680
Interest and other income	605			1,084
Interest expense	(16,638)			(30,360)
General and administrative	(3,967)			(7,520)
Discontinued operations	(758)			(2,606)
Other items, net	(111)			(342)
	$65,485			$133,057

Weighted average number of shares outstanding diluted (1)	65,234,328	39,583,912		56,677,712	39,456,163

(1)	Assumes conversion of the weighted average operating partnership interests in the Operating Partnership into shares of the Company's common stock.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T,  I N C.

Consolidated Balance Sheets
(Dollars in thousands)
	September 30, 2014	December 31, 2013

Real Estate:
Land and land improvements	$2,453,093	$1,083,552
Buildings and improvements	8,820,657	4,360,205
	11,273,750	5,443,757
Less: accumulated depreciation	(1,469,991)	(1,254,886)
	9,803,759	4,188,871
Real estate under development	363,193	50,430
Co-investments	1,043,277	677,133
Real estate held for sale, net	107,772	-
	11,318,001	4,916,434
Cash and cash equivalents	88,000	53,766
Marketable securities	108,147	90,084
Notes and other receivables	22,973	68,255
Acquired in place lease value and other assets (1)	129,441	58,300
Total assets	$11,666,562	$5,186,839

Mortgage notes payable	$2,258,010	$1,404,080
Unsecured debt	2,745,487	1,410,023
Lines of credit	222,628	219,421
Other liabilities	325,552	150,728
Total liabilities	5,551,677	3,184,252

Redeemable noncontrolling interest	21,442	-
Cumulative convertible preferred stock, carrying value	-	4,349

Equity:
Common stock	6	4
Cumulative redeemable preferred stock, liquidation value	73,750	73,750
Additional paid-in-capital	6,569,442	2,345,763
Distributions in excess of accumulated earnings	(608,498)	(474,426)
Accumulated other comprehensive loss	(51,408)	(60,472)
Total stockholders' equity	5,983,292	1,884,619
Noncontrolling interest	110,151	113,619
Total equity	6,093,443	1,998,238

Total liabilities and equity	$11,666,562	$5,186,839

(1)	Includes $63.4 million of acquired in place leases, net at September 30, 2014.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T,  I N C.

Debt Summary - September 30, 2014
(Dollars in thousands)

				Scheduled principal payments and unamortized premiums (excludes lines of credit) are as follows:

		Weighted Average							Weighted	Percentage
	Balance	Interest	Maturity				Unamortized		Average Interest	of Total
	Outstanding	Rate	In Years		Secured	Unsecured	premiums	Total	Rate	Debt
Mortgage Notes Payable
Fixed rate - secured	$1,980,338	4.9%	4.7	2014	$7,388	$-	$7,670	$15,058	3.8%	0.3%
Variable rate - secured (1)	189,219	1.9%	18.4	2015	94,580	-	30,466	125,046	4.6%	2.5%
Unamortized premiums	88,453	-	-	2016	41,481	350,000	30,172	421,653	3.4%	8.4%
Total mortgage notes payable	2,258,010	4.6%	5.8	2017	198,683	490,000	20,464	709,147	3.1%	14.2%
				2018	320,080	-	16,804	336,884	5.4%	6.7%
Unsecured Debt				2019	565,801	75,000	11,729	652,530	4.2%	13.0%
Bonds private - fixed rate	465,000	4.5%	4.5	2020	692,800	-	5,854	698,654	5.0%	14.0%
Bonds public - fixed rate	1,900,000	3.4%	7.3	2021	50,444	500,000	(1,523)	548,921	4.3%	11.0%
Term loan (2)	350,000	2.4%	2.4	2022	412	300,000	(2,167)	298,245	3.7%	6.0%
Unamortized premiums	30,487	-	-	2023	435	600,000	(440)	599,995	3.6%	12.0%
	2,745,487	3.5%	6.2	2024	18,234	400,000	(89)	418,145	4.0%	8.3%
Unsecured Lines of Credit				Thereafter	179,219	-	-	179,219	1.9%	3.6%
Line of credit (3)	205,000	1.7%
Line of credit (4)	17,628	1.7%		Total	$2,169,557	$2,715,000	$118,940	$5,003,497	4.0%	100.0%
Total lines of credit	222,628	1.7%

Total debt	$5,226,125	3.9%

Capitalized interest for the three and nine months ended September 30 2014 was approximately $6.1 million and $17.8 million, respectively.

(1)	Variable rate debt of $179.2 million is tax exempt to the note holders and $156.9 million is subject to interest rate protection agreements.
(2)	The unsecured term loan has a variable interest rate of LIBOR plus 1.05%. The Company has entered into interest rate swap contracts with a notional amount totaling $300 million, which effectively converts the interest rate on $300 million of the term loan to a fixed rate of 2.4%.
(3)	The unsecured line of credit facility is $1 billion and the line matures in December 2017 with one 18-month extension, exercisable at the Company's option. The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 0.95%.
(4)	The unsecured line of credit facility is $25 million and matures in January 2016. The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 0.95%.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T,  I N C.

Capitalization Data, Public Bond Covenants, Credit Ratings and Selected Credit Ratios - September 30, 2014
(Dollars and shares in thousands, except per share amounts)

Capitalization Data				Public Bond Covenants	Actual	Requirement
Total debt			$5,226,125
				Debt to Total Assets:	40%	< 65%
Common stock and potentially dilutive securities
Common stock outstanding			63,230
Limited partnership units (1)			2,156
Options-treasury method			180	Secured Debt to Total Assets:	17%	< 40%
Total shares of common stock and potentially dilutive securities			65,566

Common stock price per share as of September 30, 2014			$178.75
				Interest Coverage:	331%	> 150%
Market value of common stock and potentially dilutive securities			$11,719,923

Preferred stock			$73,750	Unsecured Debt Ratio (1) :	278%	> 150%

Total equity capitalization			$11,793,673
				Selected Credit Ratios	Actual
Total market capitalization			$17,019,798

Ratio of debt to total market capitalization			30.7%	Indebtedness Divided by Adjusted EBITDA (2) (3):	7.0

				Unencumbered NOI to Total NOI:	64%

(1) Assumes conversion of all outstanding operating partnership interests in the Operating Partnership into shares of the Company's common stock.				(1) Unsecured Debt Ratio is unsecured assets (excluding investments in co-investments) divided by unsecured indebtedness.
				(2) Indebtedness is total debt less unamortized premiums.
				(3) Adjusted EBITDA annualizes the proforma NOI for current quarter acquisitions and excludes non-routine items in earnings.

Credit Ratings
Rating Agency	Rating	Outlook
Fitch	BBB+	Stable
Moody's	Baa2	Stable
Standard & Poors	BBB	Stable

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T,  I N C.

Property Operating Results - Quarters ended September 30, 2014 and 2013
(Dollars in thousands, except per unit amounts)
	Southern California			Northern California			Seattle Metro			Other real estate assets (1)		Total
	2014	2013	% Change	2014	2013	% Change	2014	2013	% Change	2014	2013	2014	2013	% Change

Revenues:
Same-property revenue	$67,230	$63,560	5.8%	$55,377	$50,498	9.7%	$29,106	$27,200	7.0%	$-	$-	$151,713	$141,258	7.4%
Non-same property revenue (2)	5,018	2,245		7,051	3,691		3,611	12		5,493	4,971	21,173	10,919
Legacy BRE portfolio property revenue (3)	45,994	-		32,215	-		14,349	-		2,674	-	95,232	-
Total Revenues	$118,242	$65,805		$94,643	$54,189		$47,066	$27,212		$8,167	$4,971	$268,118	$152,177

Property operating expenses:
Same-property operating expenses
Real estate taxes	$5,891	$5,707		$5,201	$4,952		$2,768	$2,461		$-	$-	$13,860	$13,120	5.6%
Administrative and insurance	6,059	6,225		3,124	3,178		2,020	2,022		-	-	11,203	11,425	-1.9%
Maintenance and repairs	4,912	4,654		3,076	3,105		1,768	1,803		-	-	9,756	9,562	2.0%
Utilities	4,030	3,582		3,197	3,071		2,228	2,142		-	-	9,455	8,795	7.5%
Management fees	1,407	1,384		1,014	960		750	707		-	-	3,171	3,051	3.9%
Total same-property operating expenses	22,299	21,552	3.5%	15,612	15,266	2.3%	9,534	9,135	4.4%	-	-	47,445	45,953	3.2%
Non-same property operating expenses (2)	2,076	1,016		2,344	1,457		1,201	30		1,374	1,866	6,995	4,369
Legacy BRE portfolio property operating expenses (3)	17,142	-		10,400	-		4,616	-		1,070	-	33,228	-
Total property operating expenses	$41,517	$22,568		$28,356	$16,723		$15,351	$9,165		$2,444	$1,866	$87,668	$50,322

Net operating income (NOI):
Same-property NOI	$44,931	$42,008	7.0%	$39,765	$35,232	12.9%	$19,572	$18,065	8.3%	$-	$-	$104,268	$95,305	9.4%
Non-same property NOI (2)
Legacy BRE portfolio (3)	28,852	-		21,815	-		9,733	-		1,604	-	62,004	-
Redevelopment communities	1,353	1,229		-	-		-	-		-	-	1,353	1,229
Development communities - 2014	372	-		-	-		-	-		-	-	372	-
Acquired communities - 2013 (4)	1,217	-		2,708	2,234		573	(18)		-	-	4,498	2,216
Acquired communities - 2014 (5)	-	-		1,999	-		1,837	-				3,836	-
Other real estate assets (1)	-	-		-	-		-	-		4,119	3,105	4,119	3,105
Total non-same property NOI	31,794	1,229		26,522	2,234		12,143	(18)		5,723	3,105	76,182	6,550
Total NOI	$76,725	$43,237		$66,287	$37,466		$31,715	$18,047		$5,723	$3,105	$180,450	$101,855

Same-property operating margin	67%	66%		72%	70%		67%	66%				69%	67%

Annualized same-property turnover percentage	68%	65%		57%	61%		59%	60%				63%	62%

Average same-property concessions per turn (6)	$79	$104		$150	$114		$77	$71				$98	$100

Reconciliation of apartment units at end of period

Same-property apartment units	12,875			8,741			6,537			-		28,153

Consolidated apartment units	13,831	13,656		9,998	9,427		7,395	6,645				31,224	29,728
Legacy BRE portfolio (3)	8,337	-		4,603	-		2,821	-		902	-	16,663	-
Joint venture (7)	4,957	1,870		2,066	1,661		1,958	1,157		-	-	8,981	4,688
Under development	184	492		2,917	2,009		-	-		-	-	3,101	2,501
Total apartment units at end of period	27,309	16,018		19,584	13,097		12,174	7,802		902	-	59,969	36,917

Percentage of total	46%	44%		33%	35%		20%	21%		1%	-	100%	100%

Average same-property financial occupancy	95.9%	95.7%		96.3%	95.6%		95.5%	95.7%				95.9%	95.7%

(1)	Other real estate assets consists mainly of retail space, commercial properties, boat slips, two Phoenix properties acquired as part of the merger with BRE and properties sold during 2014.
(2)	Includes properties which subsequent to January 1, 2013 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)	Properties acquired as part of the BRE Properties merger on April 1, 2014, excluding 17 properties contributed to joint ventures.
(4)	Acquired communities during 2013 includes Fox Plaza, Bennett Lofts, Slater 116, Vox, and Domain.
(5)	Acquired communities during 2014 includes Apex, Collins on Pine, Ellington at Bellevue, Paragon, and Piedmont.
(6)	Average same-property concessions per turn is the dollar amount per unit resulting from the same-property concessions divided by the product of the same property turnover percentage for the quarter times the same-property apartment units.
(7)	Includes BRE properties contributed to joint ventures.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T,  I N C.

Property Operating Results - Nine months ended September 30, 2014 and 2013
(Dollars in thousands, except per unit amounts)

	Southern California			Northern California			Seattle Metro			Other real estate assets (1)		Total
	2014	2013	% Change	2014	2013	% Change	2014	2013	% Change	2014	2013	2014	2013	% Change

Revenues:
Same-property revenue	$198,488	188,423	5.3%	$161,368	147,422	9.5%	$85,419	79,431	7.5%	$-	-	$445,275	$415,276	7.2%
Non-same property revenue (2)(7)	13,802	6,849		14,965	9,561		6,482	12		17,356	14,319	52,605	30,741
Legacy BRE portfolio property revenue (3)	90,090	-		62,231	-		28,188	-		5,360	-	185,869	-
Total Revenues	$302,380	$195,272		$238,564	$156,983		$120,089	$79,443		$22,716	$14,319	$683,749	$446,017

Property operating expenses:
Same-property operating expenses
Real estate taxes	$17,255	16,667		$15,044	14,479		$8,568	7,598		$-	-	$40,867	$38,744	5.5%
Administrative and insurance	17,578	17,474		9,166	9,235		5,841	5,837		-	-	32,585	32,546	0.1%
Maintenance and repairs	13,722	13,145		9,469	9,219		5,417	5,332		-	-	28,608	27,696	3.3%
Utilities	11,329	10,377		9,130	8,822		6,239	6,074		-	-	26,698	25,273	5.6%
Management fees	4,220	4,150		3,030	2,868		2,250	2,119		-	-	9,500	9,137	4.0%
Total same-property operating expenses	64,104	61,813	3.7%	45,839	44,623	2.7%	28,315	26,960	5.0%	-	-	138,258	133,396	3.6%
Non-same property operating expenses (2)(8)	5,984	3,061		5,303	3,879		2,102	30		5,721	4,577	19,110	11,547
Legacy BRE portfolio property operating expenses (3)	33,419	-		20,439	-		9,547	-		2,089	-	65,494	-
Total property operating expenses	$103,507	$64,874		$71,581	$48,502		$39,964	$26,990		$7,810	$4,577	$222,862	$144,943

Net operating income (NOI):
Same-property NOI	$134,384	$126,610	6.1%	$115,529	$102,799	12.4%	$57,104	$52,471	8.8%	$-	$-	$307,017	$281,880	8.9%
Non-same property NOI (2)
Legacy BRE portfolio (3)	56,671	-		41,792	-		18,641	-		3,271	-	120,375	-
Redevelopment communities	4,264	3,788		-	-		-	-		-	-	4,264	3,788
Development communities - 2014	454	-		-	-		-	-		-	-	454	-
Acquired communities - 2013 (4)	3,100	-		7,663	5,682		1,673	(18)		-	-	12,436	5,664
Acquired communities - 2014 (5)	-	-		1,999	-		2,707	-				4,706	-
Other real estate assets (1)	-	-		-	-		-	-		11,635	9,742	11,635	9,742
Total non-same property NOI	64,489	3,788		51,454	5,682		23,021	(18)		14,906	9,742	153,870	19,194
Total NOI	$198,873	$130,398		$166,983	$108,481		$80,125	$52,453		$14,906	$9,742	$460,887	$301,074

Same-property operating margin	68%	67%		72%	70%		67%	66%				69%	68%

Annualized same-property turnover percentage	56%	55%		52%	54%		49%	51%				53%	54%

Average same-property concessions per turn (6)	$109	112		$150	133		$97	87				$119	113

Average same-property financial occupancy	96.2%	96.0%		96.3%	96.1%		96.0%	96.1%				96.2%	96.1%

(1)	Other real estate assets consists mainly of retail space, commercial properties, boat slips, two Phoenix properties acquired as part of the merger with BRE and properties sold during 2014.
(2)	Includes properties which subsequent to January 1, 2013 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)	Properties acquired as part of the BRE Properties merger on April 1, 2014, excluding 17 properties contributed to joint ventures.
(4)	Acquired communities during 2013 includes Fox Plaza, Slater 116, Vox, and Domain.
(5)	Acquired communities during 2014 includes Apex, Collins on Pine, Ellington at Bellevue, Paragon, and Piedmont.
(6)	Average same-property concessions per turn is the dollar amount per unit resulting from the same-property concessions divided by the product of the same property turnover percentage for the quarter times the same-property apartment units.
(7)	Other real estate asset revenues for the nine months ended September 30, 2014, includes $1.8 million related to a change in accounting policy related to accrual of utility reimbursement revenue. Other real estate asset expenses for the nine months ended September 30, 2014, includes $1.6 million related to earthquake and flood damage at two communities.

See Company's 10-Q for additional disclosures
S-7.1

E S S E X  P R O P E R T Y  T R U S T,  I N C.

Revenue by County - Quarters ended September 30, 2014, September 30, 2013 and June 30, 2014
(Dollars in thousands, except average property rental rates)

					Three months ended		Three months ended			Three months ended
		Average Property Rental Rates			September 30, 2014		September 30 2013			June 30, 2014
Region	Units	QTD 2014	QTD 2013	% Change	Property Revenue	Financial Occupancy	Property Revenue	Financial Occupancy	Property Revenue % Change	Property Revenue	Sequential % Change

Southern California
Los Angeles County	4,400	$$1,938	$1,843	5.2%	$25,794	95.6%	$24,521	96.1%	5.2%	$25,323	1.9%
Ventura County	2,898	1,494	1,409	6.0%	13,346	96.3%	12,616	96.2%	5.8%	13,185	1.2%
Orange County	2,887	1,955	1,851	5.6%	17,055	96.1%	16,115	95.8%	5.8%	16,582	2.9%
San Diego County	2,067	1,318	1,251	5.4%	8,509	96.5%	7,944	95.2%	7.1%	8,334	2.1%
Santa Barbara County	347	1,827	1,716	6.5%	1,834	91.4%	1,748	88.8%	4.9%	1,880	-2.4%
Riverside County	276	809	798	1.4%	692	94.9%	616	88.8%	12.3%	678	2.1%
Total same-property	12,875	1,715	1,626	5.5%	67,230	95.9%	63,560	95.7%	5.8%	65,982	1.9%
Los Angeles County	3,499	2,056			20,538		2,245
Orange County	2,899	1,700			14,839		-
San Diego County	2,895	1,809			15,635		-
Non-same property	9,293	1,868			51,012		2,245

Northern California
Santa Clara County	4,279	2,209	2,024	9.1%	28,460	96.0%	26,015	95.4%	9.4%	27,539	3.3%
Contra Costa County	1,720	1,868	1,728	8.1%	9,851	96.7%	9,089	96.7%	8.4%	9,446	4.3%
Alameda County	1,542	1,876	1,679	11.7%	8,940	96.5%	8,075	96.1%	10.7%	8,719	2.5%
San Mateo County	768	2,272	2,070	9.8%	5,386	96.7%	4,908	96.7%	9.7%	5,189	3.8%
San Francisco MSA	202	2,484	2,264	9.7%	1,497	95.4%	1,306	91.2%	14.6%	1,443	3.7%
Other	230	1,761	1,646	7.0%	1,243	97.1%	1,105	91.7%	12.5%	1,202	3.4%
Total same-property	8,741	2,084	1,905	9.4%	55,377	96.3%	50,498	95.6%	9.7%	53,538	3.4%
Santa Clara County	1,595	2,539			10,783		-
Contra Costa County	550	2,202			3,484		-
Alameda County	1,596	2,277			10,143		-
San Mateo County	1,358	2,851			9,356		-
San Francisco MSA	590	2,759			4,221		3,691
Other	171	2,388			1,279		-
Non-same property	5,860	2,526			39,266		3,691

Seattle Metro
King County	6,072	1,443	1,344	7.4%	27,554	95.5%	25,802	95.8%	6.8%	26,903	2.4%
Snohomish County	465	1,051	968	8.6%	1,552	95.9%	1,398	94.4%	11.0%	1,515	2.4%
Total same-property	6,537	1,415	1,317	7.5%	29,106	95.5%	27,200	95.7%	7.0%	28,418	2.4%
King County	3,171	1,608			15,428		12
Snohomish County	508	1,591			2,532		-
Non-same property	3,679	1,606			17,960		12

Other real estate assets (1)	902				8,167		4,971

Total same-property revenue	28,153	$$1,760	$1,641	7.3%	$151,713	95.9%	$141,258	95.7%	7.4%	$147,938	2.6%

Total non-same property revenue	19,734	$$1,929			$116,405		$10,919

(1)	Other real estate assets consists mainly of retail space, commercial properties, boat slips, and two Phoenix properties acquired as part of the merger with BRE and properties sold in 2014.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T,  I N C.

Revenue by County - Nine months ended September 30, 2014 and 2013
(Dollars in thousands, except average property rental rates)

					Nine months ended		Nine months ended
		Average Property Rental Rates			September 30, 2014		September 30, 2013
Region	Units	YTD 2014	YTD 2013	% Change	Property Revenue	Financial Occupancy	Property Revenue	Financial Occupancy	Property Revenue % Change

Southern California
Los Angeles County	4,400	$1,896	$1,811	4.7%	$76,157	96.2%	$72,440	96.1%	5.1%
Ventura County	2,898	1,468	1,396	5.2%	39,546	96.6%	37,557	96.5%	5.3%
Orange County	2,887	1,920	1,822	5.4%	50,104	95.9%	47,599	95.9%	5.3%
San Diego County	2,067	1,295	1,236	4.8%	25,028	96.3%	23,640	95.6%	5.9%
Santa Barbara County	347	1,779	1,688	5.4%	5,606	96.4%	5,301	94.5%	5.8%
Riverside County	276	800	799	0.1%	2,047	95.6%	1,886	89.8%	8.5%

Total same-property	12,875	1,682	1,603	4.9%	198,488	96.2%	188,423	96.0%	5.3%

Los Angeles County	3,499	2,002			41,768		6,849
Orange County	2,899	1,690			29,468		-
San Diego County	2,895	1,799			32,656		-
Non-same property	9,293	1,841			103,892		6,849

Northern California
Santa Clara County	4,279	2,140	1,964	9.0%	82,992	96.1%	75,955	95.9%	9.3%
Contra Costa County	1,720	1,815	1,684	7.8%	28,601	96.3%	26,483	96.5%	8.0%
Alameda County	1,542	1,813	1,627	11.4%	26,163	97.0%	23,545	96.7%	11.1%
San Mateo County	768	2,205	2,011	9.6%	15,681	96.6%	14,362	97.1%	9.2%
San Francisco MSA	202	2,252	2,069	8.8%	4,307	94.4%	3,757	91.5%	14.6%
Other	230	1,719	1,605	7.1%	3,624	96.9%	3,320	94.8%	9.2%

Total same-property	8,741	2,018	1,849	9.1%	161,368	96.3%	147,422	96.1%	9.5%

Santa Clara County	1,595	2,524			19,241		-
Contra Costa County	550	2,164			6,839		-
Alameda County	1,596	2,262			18,560		-
San Mateo County	1,358	2,829			17,889		-
San Francisco MSA	590	2,670			12,136		9,561
Other	171	2,366			2,531		-
Non-same property	5,860	2,500			77,196		9,561

Seattle Metro
King County	6,072	1,405	1,307	7.5%	80,865	96.0%	75,352	96.2%	7.3%
Snohomish County	465	1,018	945	7.7%	4,554	96.8%	4,079	94.7%	11.6%
Total same-property	6,537	1,377	1,282	7.4%	85,419	96.0%	79,431	96.1%	7.5%
King County	3,171	1,648			29,680		12
Snohomish County	508	1,570			4,990		-
Non-same property	3,679	1,637			34,670		12

Other real estate assets (1) (2)	902				22,716		14,319

Total same-property revenue	28,153	$1,717	$1,606	6.9%	$445,275	96.2%	$415,276	96.1%	7.2%

Total non-same property revenue	19,734	$1,537			$238,474		$30,741

(1)	Other real estate assets consists mainly of retail space, commercial properties, boat slips, and two Phoenix properties acquired as part of the merger with BRE and properties sold in 2014.
(2)	Other real estate asset revenues for the nine months ended September 30, 2014, includes $1.8 million related to a change in accounting policy related to accrual of utility reimbursement revenue.

See Company's 10-Q for additional disclosures
S-8.1

E S S E X  P R O P E R T Y  T R U S T,  I N C.

Development Pipeline - September 30, 2014
(Dollars in millions, except per unit amounts in thousands)

		Ownership %	Estimated Units	Estimated Retail sq. feet	Incurred to Date	Remaining Costs	Estimated Total Cost	Essex Share of Estimated Total Cost	Apartment Cost per Unit (1)	Construction Start	Initial Occupancy	Stabilized Operations
Development Projects - Consolidated (2)
Project Name	Location
MB 360 (3) (4)	San Francisco, CA	100%	360	11,500	$216	$59	$275	$275	$744
Radius	Redwood City, CA	100%	264	-	160	12	172	172	652	Q2 2012	Q3 2014	Q1 2015
Total Development Projects - Consolidated			624	11,500	376	71	447	447	716

Land Held for Future Development - Consolidated
Project Name	Location
Other Projects	various	100%	-	-	49	-	49	49
Total Development Pipeline - Consolidated			624	11,500	425	71	496	496

Development Projects/Land Held for Future Development - Joint Venture (2)
Project Name	Location
Epic - Phase III	San Jose, CA	55%	200	-	55	42	97	53	483	Q3 2013	Q3 2015	Q1 2016
The Dylan	West Hollywood, CA	50%	184	12,750	77	-	77	39	363	Q4 2011	Q3 2014	Q4 2014
Mosso I	San Francisco, CA	55%	181	5,030	88	12	100	55	538	Q2 2012	Q2 2014	Q4 2014
Mosso II	San Francisco, CA	55%	282	4,270	141	9	150	83	525	Q2 2012	Q3 2014	Q2 2015
Park 20	San Mateo, CA	55%	197	-	66	11	77	42	391	Q3 2012	Q4 2014	Q1 2015
One South Market	San Jose, CA	55%	312	6,000	96	49	145	80	458	Q2 2013	Q2 2015	Q2 2016
The Village	Walnut Creek, CA	50%	49	35,000	56	26	82	41	769	Q3 2013	Q3 2015	Q4 2015
Emme	Emeryville, CA	55%	190	-	56	6	62	34	328	Q3 2012	Q4 2014	Q1 2015
Owens	Pleasanton, CA	55%	255	5,729	17	72	89	49	341	Q3 2014	Q2 2016	Q2 2017
Hacienda	Pleasanton, CA	55%	251	-	15	71	86	47	343	Q1 2015	Q3 2016	Q3 2017
Century Towers	San Jose, CA	50%	376	2,006	31	141	172	86	455	Q3 2014	Q1 2017	Q1 2018
Total Development Projects - Joint Venture			2,477	70,785	698	439	1,137	609	$437

Grand Total - Development Pipeline			3,101	82,285	$1,123	$510	$1,633	1,105
Essex Cost Incurred to Date								(801)
Essex Remaining Commitment								$304

(1)	Excludes the estimated allocation to retail square feet.
(2)	The company share of cost included $5.9 million of capitalized interest, $1.4M of capitalized overhead and $1.5M of co-investment development fees related to development in Q3 2014.
(3)	To date the Company has received $35 million of the $45 million of expected insurance proceeds related to the fire.

(4)	Construction Start	Initial Occupancy	Stabilized Operations
MB Phase I	Q2 2012	Q4 2014	Q2 2015
MB Phase II	Q3 2014	Q4 2015	Q2 2016

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T,  I N C.

Redevelopment Pipeline and Capital Expenditures - September 30, 2014
(Dollars in thousands, except per unit amounts)

		Total	Estimated	Estimated		NOI
		Incurred	Remaining	Total	Project	For the nine months ended
Region/Project Name	Units	To Date	Cost	Cost	Start Date	Q3 2014	Q3 2013

Same-property - Redevelopment Projects (1) (2)
Southern California
Hamptons	215	1,470	18,011	19,481	Q1 2014
Monterras	292	3,259	23,124	26,383	Q1 2014
Total Same-property - Redevelopment Projects	507	$4,729	$41,135	$45,864		$5,500	$5,399

Same-Property Redevelopment Vacancy Loss						$1,995	$2,079

Non-same property - Redevelopment Projects
Southern California
Bunker Hill Towers, Los Angeles	456	9,754	66,390	76,144	Q3 2013
Total Non-same property - Redevelopment Projects	456	$9,754	$66,390	$76,144		$4,264	$3,788

(1)	Redevelopment activities are ongoing at these communities, but the communities have stabilized operations, therefore results are classified in same-property operations.
(2)	The company incurred $0.7 million of vacancy loss for the same-property portfolio, and $0.9 million of vacancy loss for the total portfolio during the three months ended
September 30, 2014. The Company completed the redevelopment of interiors totaling 522 units for the same-property portfolio and 699 units for the total portfolio, during the three months ended September 30, 2014
(3)	The company incurred $0.2 million of capitalized interest, $1.7M of capitalized overhead and $0.1M of co-investment redevelopment fees related to redevelopment in Q3 2014.

Non-revenue Generating Capital Expenditures	Q3 2014	Q2 2014	Q1 2014	Q4 2013	Q3 2013

Non-revenue generating capital expenditures	$14,022	$10,623	$4,416	$5,153	$9,536
Average apartment units in quarter	38,702	34,158	29,886	29,833	29,646
Capital expenditures per apartment unit in the quarter	$362	$311	$148	$173	$322
Capital expenditures per apartment unit-trailing four quarters	$884	$870	$918	$906	$1,235

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T,  I N C.

Co-investments - September 30, 2014	Essex		Total		Essex	Weighted	Remaining	For the Quarter		For the Nine Months Ended
(Dollars in thousands)	Ownership		Undepreciated	Debt	Book	Average	Term of	Ended September 30,		Ended September 30,
	Percentage	Units	Book Value	Amount	Value	Borrowing Rate	Debt/(in Years)	2014	2013	2014	2013

Operating Non-Consolidated Joint Ventures								Net Operating Income

Essex Apartment Value Fund II, L.P. (Fund II) (1)	28.2%	96	$14,449	$6,224	$2,578	5.6%	0.4	$349	$595	$966	$1,764
Wesco I, LLC	50.0%	2,713	680,218	365,621	135,875	4.0%	8.8	8,911	8,369	27,175	24,824
Wesco III, LLC	50.0%	993	229,525	119,830	53,411	3.4%	6.2	2,926	1,869	7,665	3,299
Wesco IV, LLC	50.0%	1,116	297,828	148,000	95,338	3.8%	6.4	3,851	-	7,663	-
BEXAEW, LLC	50.0%	2,723	516,748	295,000	89,504	3.1%	6.4	7,472	-	14,502	-
CPPIB	55.0%	878	254,352	-	172,189	-	-	3,965	-	8,992	-
Other	50.0%	462	136,583	105,535	20,089	2.1%	5.9	1,912	1,190	4,314	2,495
Total Operating Non-Consolidated Joint Ventures		8,981	$2,129,703	$1,040,210	568,984	3.5%	7.1	$29,386	$12,023	$71,277	$32,382

								Essex Portion of NOI and Expenses
NOI								$14,815	$5,882	$35,878	$15,806
Depreciation								(9,986)	(3,723)	(23,060)	(11,342)
Interest expense and other								(4,557)	(1,584)	(11,500)	(3,316)
Gain and promote income								-	36,386	8,115	38,752
Net income from operating co-investments								$272	$36,961	$9,433	$39,900

Development Joint Ventures (2) (3)	50/55%	2,477	$698,000	$59,900	292,636	1.5%	2.1	$263	$(298)	$260	$(326)

						Weighted	Weighted
						Average	Average
						Preferred	Expected
						Return	Term
								Income from Prederred Equity Investments
Preferred Equity Investments					181,657	10.3%	3.4	$4,375	$4,139	$11,372	$12,721

Total Co-investments					$1,043,277			$4,910	$40,802	$21,065	$52,295

(1)	The Company has a 28.2% interest as a general partner and limited partner in Fund II. As of September 30, 2014, 13 of the 14 properties in Fund II were sold. The remaining property is expected to be sold in 2014.
(2)	The Company has interests in eleven development co-investments, which are detailed on S-9.
(3)	The Dylan has a $59.9 million long-term tax-exempt bond debt that is subject to a total return swap that will mature in 2016.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T,  I N C.

Summary of Consolidated Co-Investments and Noncontrolling Interest - September 30, 2014
(Dollars in thousands)

The Company enters into co-investment transactions with third party developers, owners and investors of apartment communities. In accordance with GAAP, the Company consolidates certain of these co-investment transactions, resulting in noncontrolling interests corresponding to the ownership interest of the third-party developer, owner or investor.

The following table summarizes the consolidated co-investments and noncontrolling interest:

					Operations for the nine months ended
	Balance as of September 30, 2014				September 30, 2014
	Investment in	Related	Noncontrolling	DownREIT		Operating
	Real Estate	Debt	Interest	Units Outstanding (1)	Revenue	Expenses	NOI

Noncontrolling Interest - DownREIT:
Barkley Apartments	$8,177	$16,338	$1,696	74,248	$2,064	$716	$1,348
Avery (2)	36,327	10,000	2,568	58,884	1,058	604	454
Brookside Oaks	31,539	19,399	2,183	78,903	3,176	614	2,562
Capri at Sunny Hills	15,937	-	2,927	157,665	1,960	562	1,398
Hidden Valley (3)	36,266	30,046	6,089	62,647	4,319	1,329	2,990
Highridge Apartments	29,229	44,807	2,746	262,505	5,384	1,153	4,231
Montejo Apartments	7,615	12,876	1,216	29,319	1,485	403	1,082
The Elliot at Mukilteo	14,876	10,750	1,197	99,438	2,865	997	1,868
Magnolia Square	36,694	12,872	6,101	54,938	3,089	778	2,312
Fairhaven Apartments	12,108	16,709	2,951	67,728	2,108	581	1,527
Valley Park Apartments	12,905	21,860	30	2,156	2,381	858	1,523
Villa Angelina Apartments	18,739	26,650	1,593	43,552	3,223	826	2,397

	$260,412	$222,307	31,297	991,983	$33,112	$9,421	$23,692

Other Components of Noncontrolling Interest:
Hillsdale Garden Apartments (4)	$103,861		22,044		$14,142	$4,256	$9,886
Operating Partnership Units and Other			56,810
Total Noncontrolling Interest			$110,151

(1)	Generally, DownREIT units are redeemed for cash at a value equal to Essex's common stock.
(2)	Avery was acquired on March 28, 2014 as the replacement property for Brentwood which completed a 1031 exchange transaction. Attributable to the 1031 exchange, the partnership underlying the noncontrolling interest remains in place.
(3)	The DownREIT has a 75% interest in this community and a joint venture partner has a 25% interest.
(4)	The Company has an 81.5% interest in this community and the joint venture partner has an 18.5% interest.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T,  I N C.
Assumptions for 2014 FFO Guidance Range
Q3 2014 Earnings Results Supplement
($'s in thousands, except share and per share data)	YTD	2014 Revised Guidance Range
	Actuals	Low End	High End	Changes from Q2 '14 Guidance
Net Operating Income ("NOI")
Total NOI from consolidated communities	$460,651	$642,700	645,600	Increased same-property revenue growth to a range of 6.7% to 7.1% and NOI range to 8.3% to 8.7%. Reflects acquisitions through Oct.

Management Fees	6,356	8,400	8,800

Interest Expense

Interest expense, before capitalized interest	(134,804)	(187,300)	(186,500)	Interest expense dependent on timing of capital markets activities.
Projected interest capitalized	17,783	21,900	22,600	Capitalized interest dependent on development starts.
Net interest expense	(117,021)	(165,400)	(163,900)

Recurring Income and Expenses
Interest and other income	7,799	10,600	11,000
FFO from co-investments	36,207	52,100	53,000
General and administrative expense	(27,372)	(37,300)	(38,000)	Increased incentive compensation at higher performance.
Preferred dividends and non-controlling interest	(10,502)	(14,000)	(14,000)
	6,132	11,400	12,000

Non-Core Income and Expenses
Promote income from co-investment	4,904	9,400	10,400
Gains on sales of marketable securities, land, prepayment penalties	1,286	1,286	1,286
Earthquake related and other	(1,571)	(1,571)	(1,571)
Loss on early retirement of debt	(197)	(197)	(197)
Merger and integration expenses	(46,413)	(52,500)	(49,500)
Cyber-intrusion expenses	(1,249)	(2,749)	(2,749)
Utility reimbursement income accrual and acquisition fee	2,307	2,307	2,307
Acquisition costs	(768)	(900)	(1,400)
	(41,701)	(44,924)	(41,424)

Funds from Operations	$314,417	452,177	461,077

Funds from Operations per diluted Share	$5.55	7.67	7.82

% Change - Funds from Operations	-4.2%	1.1%	3.0%

Funds from Operations excluding non-core items	$356,118	497,101	502,501

Core Funds from Operations per diluted Share	$6.28	8.43	8.52

% Change - Core Funds from Operations	11.1%	11.0%	12.2%

Weighted average shares outstanding	56,677	58,950	58,950

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T,  I N C.

Summary of Apartment Community Acquisitions and Dispositions Activity
Nine months ended September 30, 2014
(Dollars in thousands)

Acquisitions (1)			Essex
			Ownership			Purchase	Price per	Average
Property Name	Location	Units	Percentage	Entity	Date	Price	Unit	Rent

The Avery	Los Angeles, CA	121	100%	EPLP	Mar-14	35,000	289	2,386
	Q1 2014 Total	121				$35,000	$289

Piedmont	Bellevue, WA	396	100%	EPLP	May-14	76,750	194	1,386
Collins on Pine	Seattle, WA	76	100%	EPLP	May-14	29,200	384	1,884
	Q2 2014 Total	472				$105,950	$224

Paragon	Fremont, CA	301	100%	EPLP	Jul-14	111,000	369	2,090
Apex	Milpitas, CA	366	100%	EPLP	Aug-14	150,000	410	2,183
Ellington at Bellevue	Bellevue, WA	220	100%	EPLP	Aug-14	58,750	267	1,540
	Q3 2014 Total	887				$319,750	$360

Dispositions			Essex
			Ownership			Sales	Price per
		Units	Percentage	Entity	Date	Price	Unit

Vista Capri		106	100%	EPLP	Jan-14	14,350	135
Davey Glen		69	28.2%	Fund II	Mar-14	23,750	344
	Q1 2014 Total	175				$38,100	$218

Pinnacle at Queen's Creek		252	35.0%	EPLP	Jun-14	33,300	132
	Q2 2014 Total	252				$33,300	$132

Coldwater Canyon		39	100%	EPLP	Sep-14	$9,525	244
Mt. Sutro		99	100%	EPLP	Sep-14	39,500	399
	Q3 2014 Total	138				$49,025	$355

(1)	Excludes properties acquired in the BRE merger on April 1, 2014.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T,  I N C.
Preliminary 2015 MSA Level Forecast: Supply, Jobs, and Apartment Market Conditions
	Residential Supply (1)					Job Forecast (2)		Market Forecast (3)
Market	New MF Supply	New SF Supply	Total Supply	% of MF Supply to MF Stock	% of Total Supply to Total Stock	Est.New Jobs Dec- Dec	% Growth	Economic Rent Growth

Los Angeles	10,000	6,000	16,000	0.6%	0.5%	84,000	2.0%	5.4%
Ventura	550	700	1,250	0.8%	0.4%	5,500	1.9%	4.4%
Orange	3,500	3,900	7,400	0.9%	0.7%	29,700	2.0%	4.6%
San Diego	3,900	3,700	7,600	0.9%	0.6%	30,800	2.3%	4.5%
So. Cal.	17,950	14,300	32,250	0.8%	0.6%	150,000	2.1%	4.8%

San Francisco	5,000	900	5,900	1.3%	0.8%	33,100	3.0%	6.9%
Oakland	2,000	3,900	5,900	0.6%	0.6%	25,300	2.4%	7.2%
San Jose	4,400	2,200	6,600	1.8%	1.0%	31,800	3.2%	7.5%
No. Cal.	11,400	7,000	18,400	1.3%	0.8%	90,200	2.9%	7.3%

Seattle	9,000	7,500	16,500	1.9%	1.4%	43,300	2.8%	4.5%

Weighted Average (4)	38,350	28,800	67,150	1.2%	0.8%	283,500	2.5%	5.6%

All data are based on Essex Property Trust, Inc. forecasts.

U.S. Economic Assumptions: 2015 G.D.P. Growth: 2.8% , 2015 Job Growth: 2.0%

(1) New Residential Supply: MF reflects Company's internal estimate of actual multifamily deliveries; SF is based on 12 month single family trailing permits reported by the US Census Bureau.

(2) Job Forecast: refers to the difference between total non-farm industry employment (not seasonally adjusted) projected through Dec 2015 over estimated Dec 2014, expressed as total new jobs and growth rates.

(3) Market Forecast: the estimated rent growth represents the forecasted change in effective market rents for Q4 2015 vs Q4 2014 (excludes submarkets not targeted by Essex).

(4) Weighted Average: markets weighted by scheduled rent in the Company's Portfolio

See Company's 10-Q for additional disclosures